Exhibit 10.1
Farm Credit Services of America
PROMISSORY NOTE (INSTALLMENT LOAN) AND LOAN AGREEMENT
For value received, I/we, the undersigned Maker(s), jointly and severally promise to pay in U.S. dollars to Farm Credit Services of America, PCA, Lender, at its office in Omaha, Nebraska, or order, the principal sum of TWO MILLION, $2,000,000.00 (Maximum Principal Balance), plus interest on the principal remaining from time to time unpaid.
MAXIMUM PRINCIPAL BALANCE/ADDITIONAL ADVANCES OPTION (THIS DOES NOT CONSITITUTE BY LENDER TO MAKE ANY TYPE OF ADVANCE): Lender, at its option, may advance sums to Maker(s) up to the Maximum Principal Balance until June 2, 2006 (Final Advancement Date).
Budgeted Credit: Each advance made will reduce the funds available for future advances by the amount of the advance. Repayments of principal will NOT be available for subsequent advances.
INTEREST RATE OPTION: Interest will accrue at the Initial Rate of 9.000 percent per annum, with interest thereafter at the rate provided in the interest rate option specified below unless the Default Interest provision has been invoked on the loan.
Restrictions on Maximum Principal Balance/Additional Advances: The right to request and receive funds is not assignable. Lender may determine whether Maker(s) continues to meet Lender’s credit standards at the time of each requested advanced. Lender, in its sole discretion, may decrease the funds available for disbursement following this review. The obligation to advance funds may be terminated prior to the Final Advancement Date or before the Maximum Principal Balance is reached if intervening liens have been filed on any collateral given or pledged to secure payment of this loan since the date of closing, including the filing of a notice of lis pendens, or any Maker or guarantor has given written notice to Lender to terminate this provision of this Note. Lender’s termination of this provision will not alter my/our obligation to make the payments as specified in this Note.
Protective Advances: Lender may make advances to protect the collateral for this Note; such advances may be added to the Maximum Principal Balance stated above and will, at Lender’s option, be immediately due and payable and bear interest at the default interest rate from the date advanced until paid.
Variable Interest Rate: The interest rate is variable until maturity. A higher or lower rate of interest may be established for any Individual Loan Pricing Classification (ILPC) Index for which the loan from time to time qualifies; this higher or lower rate will thereupon apply to the outstanding principal balance of the debt evidenced hereby and will remain in effect until a different rate of interest is established. The amount of each subsequent payment will be increased or decreased accordingly to reflect the different rate of interest without in any manner changing the due date of the payments. Lender may have up to 15 days from any Index change to change the rate. There is no limitation on the frequency or the amount of the change in the interest rate.
The amount of the change is based on the ILPC Prime Index with a 1.000 percent spread.
REPAYMENT: I/We will repay the loan as follows:

No.	Each Due	Amount and Type (Each Payment)		Begin Date	End Date
2	Monthly	*	Interest only on the unpaid principal balance	07/01/2006	08/01/2006
1	Monthly	$2,000,000.00	Principal, plus interest on the unpaid principal balance	09/01/2006	09/01/2006

The amount of the first payment may be larger or smaller than shown above depending on the actual number of days between loan closing and the first payment due date. The actual payment amount of all other payments may very according to the interest rate then in effect and the outstanding principal balance.
Payments will be made at the location identified by Lender. Any amounts submitted by me/us will, at Lender’s option, be applied first to the payment of default interest, then to protective advances and fees, then to accrued interest, and finally to principal to the extent of the amount submitted.
LATE CHARGES: Late charges may be assessed when any amount of a scheduled payment is past due. Late charges are 0.50 percent of amount past due and may be assessed after the payment due date and every 15 days thereafter up to 60 days past the due date. Late charges may be added to your principal balance and interest may be charged thereon.
ADDITIONAL PAYMENTS: This additional payment provision applies to any payment of principal that exceeds the principal payment specified in the Repayment provisions of this Note, including, but not limited to, any additional payment whether voluntarily or involuntarily made due to an interest rate conversion, a default under the terms and conditions of this Note or security instruments, or acceleration of this Note. Additional payments will not postpone, defer, or alter the amount or due date of any payments required by this Note. The obligation to continuously make scheduled payments remains in force until this Note is paid in full.
Additional Payments: Additional payments may be made in any amount at any time to reduce the principal owing hereunder.
CARRY FORWARD INTEREST: Upon request, this note may also include accrued and unpaid interest from previous indebtedness to Lender. This will be the starting balance on Lender’s books for the interest accrual on this note and is not alone cause for the note to be considered due, past due or in default.
DEFAULT INTEREST: If any principal, interest, or advance is past due, regardless of the length of time, or if there is any failure to comply with any covenant, condition, or agreement contained in this Note, in any loan agreement, or in any mortgage, trust deed, security agreement, or other document given to secure payment of this Note, then, at the election of the holder hereof, all principal, all accrued interest thereon, and all advances will become immediately due and payable without presentment or demand and the whole will bear interest at the default interest rate from the date of election until paid. Any attorney fees (to the extent allowed by law), costs, or expenses incurred and advanced by holder to enforce collection of this Note will be added to the principal and bear interest at the default interest rate from the date of advance until paid. At Lender’s option, any condition of default may result in interest: being charged on all principal, all accrued interest thereon, and all advances at the default rate without declaring the loan in default.
Variable Rate: Default interest will be assessed at a rate which is 6.00 percent per annum higher than the ILPC Prime Rate Index. If the loan is subsequently brought current, the ILPC may be re-evaluated and the interest rate adjusted as provided in the Interest Rate Option provision of this Note.
ASSUMPTIONS: This Note is assumable only at the sole discretion of the holder.
WAIVERS AND OTHER PROVISIONS: The Maker(s) and any endorsers, sureties, and guarantors of this Note hereby severally waive presentment, demand, notice of nonpayment, protest, notice of protest, and due diligence in enforcing the payment hereof and consent that the time of payment may be extended from time to time by holder without notice. Each Maker hereby binds their separate estate, existing now or hereafter acquired, for the payment of this Note and agrees that any release of any collateral or of any person liable hereon will not operate as a release of any other Maker, endorser, surety, or guarantor.
In consideration of the advances of any credit by AgriBank, FCB to Lender in reliance upon this Note, the Makers, sureties, and guarantors of this Note hereby severally waive any and all defenses or right of offset which they may have, individually or collectively, against Lender and its successors or assigns under this Note.
LOAN AGREEMENT: This Note includes the provision on the back thereof or attached hereto and any addenda or amendments thereto or replacement thereof.
Collateral: This Note is secured by trust deed/mortgage(s) dated 05/31/2006 including any addendums.
LOAN AGREEMENT: I/We further understand and agree or certify as follows:
1. Disbursement Authorization. Any person executing this Promissory Note and Loan Agreement (Agreement) is authorized to request, accept, receive, and receipt for all or any portion of the proceeds of the loan(s) or of any refinance, conversion, extension, additional loan, reamortization, or revision of the same and to execute and approve all agreements required by Lender in the disbursement of loan proceeds.
Any one of those who have executed and signed this Agreement may initiate/request either by phone, in person, or in writing, disbursements or advances in the form of check, wire, or electronic transfer to an account specified by requester. Lender may also disburse or retain from the initial loan proceeds or any subsequent advance of proceeds any amount required to: (a) purchase stock as set out above; (b) pay any fees or charges assessed in connection with any loan, loan servicing action, or other service, including optional financial services provided by or through Lender; (c) obtain any evidence of title to any property, real or personal, which secures the loan(s); (d) satisfy any loan closing or title requirements necessary to clear title or obtain a first lien on loan collateral; (e) pay any letters of credit issued for or on behalf of me/us; and (f) otherwise close the loan.
2. Stock Ownership/Voting Member. Stock ownership and voting requirements are already established as acknowledged in other documents with Farm Credit Services of America.
3. Financial Information. To provide Lender on request with financial information in a format acceptable to Lender.
4. Cross Default. Declaration of default under any loan may, at Lender’s option, cause all loans to be in default, charged interest at the default rate stated in the note(s), and declare all sums loaned or advanced and all accrued interest thereon to be immediately due and payable.
The loan(s) may be declared in default for: (a) providing false, misleading, or incomplete information to Lender for the purpose of influencing the decision(s) of Lender; (b) selling, transferring or disposing of property, whether or not the property is collateral for the loan(s), with the intent to defraud Lender; (c) using loan proceeds for purposes not designated and approved in the loan application; (d) failure to comply with any term, covenant, or agreement in any loan application, note, mortgage, trust deed, security agreement, loan agreement, or other document or instrument executed in connection with any loan.
5. Environmental Declaration. All known sources of existing or potential environmental contamination on or near any property owned or operated by me/us have been fully disclosed to Lender; to comply fully with all applicable environmental laws, and promptly inform Lender of any environmental contamination discovered on or near any property I/we own or operate; to promptly notify Lender if I/we or property owned and operated by me/us is or may be subject to investigation by any governmental agency for a violation of environmental laws, or is or may be subject to a lien for cleanup of environmental hazards. Further, to hold Lender harmless from any liability for environmental waste or contamination on any property owned or operated by me/us or liability imposed as a consequence of my/our activities and will indemnify Lender against all claims, losses, liabilities, and expenses incurred by Lender as a result thereof. This covenant will survive cancellation or termination of this Agreement.
6. Set Off. Any voluntary advance conditional payments made by me/us to Lender or any funds held by Lender in any account are subject to applicable policies and procedures as may be adopted from time to time. Lender is granted a security interest in all of the above funds and may exercise the right to apply these funds against any loans or other obligations I/we may owe Lender.
7. Legal Authority/Compliance with Laws. That I/we are, and shall continue to be, duly organized, validly existing and/or legally qualified to do business under the laws of the states in which I/we operate, in compliance with federal, state and local laws or regulations, and have legal authority in such states to conduct my/our business operations and to own agricultural real estate. No change has been made in the name, ownership, control, legal status or organizational documents of any undersigned legal entity since the time any such information was last provided to Lender.
8. Rights in Third Parties. No loan approved hereunder confers any contractual rights or benefits on any third party.
9. No Commitment. Nothing contained in this or any other document or instrument executed in connection with the loan(s) will be construed to obligate Lender to make any loan, refinance, advance, revision, or disbursement for any purpose. All advances and disbursements are at the option of Lender based on Lender’s standards existing at the time of the requested advance or disbursement.
10. Disclosure. I/we certify that: (1) I/we have received a copy of the “Customer Information and Disclosure Handbook” and (2) ALL the information provided at any time by me/us or on my/our behalf to Lender is true, accurate, and correct. I/We may designate in writing to Lender the person to receive future effective interest rate disclosures. Unless so designated, Lender may provide such disclosures to any party liable on this note.
11. Construction. The term “I/we” shall be construed to include the neuter gender and legal entities as required by context. Paragraph headings are illustration only.
12. Designation of Payer of Record. E Energy Adams LLC is identified as the primary customer/payer of record on this loan on behalf of all liable parties to accept and receive tax notices and any dividends, patronage or other distributions declared under the Bylaws of Lender. This designation will remain in effect until Lender is notified in writing by all liable parties of any change.

LENDER ENDORESEMENT — FARM CREDIT SERVICES USE ONLY: Pay to the order of Agribank, FCB. For value received, we guarantee the payment of the within Note with interest according to its terms, or any renewal or extension thereof, and agree to pay all expenses of collection thereof, or in the enforcement of this guarantee, including reasonable attorney fees; and we waive demand for payment, notice of default or nonpayment, protest and notice of protest, presentment, notice of extension, notice of substitution of other collateral, or other indulgence and we agree that the rights of the holder will remain undisturbed notwithstanding any extensions of time of payment, release and/or substitution of collateral security or other indulgence granted by such holder.
The within Note is hereby endorsed by Lender named in the body of said note as if the name of the Lender were actually printed under the endorsement.

Taxpayer Indentification Number Certification: The Internal Revenue Services (IRS) does not require your consent to any provision of this document other than the following certification required to avoid backup withholding. Under penalties of perjury, I certify that (1) the Taxpayer Identification Number shown herein is correct, (2) I am not subject to backup withholding either because I am exempt, have not been notified that I am subject to backup withholding due to failure of reporting interest or dividends, or the Internal Revenues Service has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including U.S. resident alien).
Certification Instructions. You must cross out item 2 if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

E Energy Adams LLC (20-2627531)

E Energy Adams LLC, A Limited Liability Company

By	/s/ Jack L. Alderman	By	/s/ Dennis L. Boesiger,

Dennis L. Boesiger, Secretary